                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934

                     Date of report:   May 1, 1998


                       Columbia Banking System, Inc.
                       -----------------------------
            (Exact name of registrant as specified in its charter)

                                 Washington
                                 ----------
                (State or other jurisdiction of incorporation)


            0-20288                           91-1422237
     ----------------------       --------------------------------
    (Commission File Number)      (IRS Employer Identification No.)


                            1102 Broadway Plaza
                             Tacoma, WA   98402
            (Address of principal executive offices) (Zip Code)

                              (253) 305-1900
             Registrant's telephone number, including area code

                                  FORM 8-K

                         COLUMBIA BANKING SYSTEM, INC.
                              Tacoma, Washington

                                 May 1, 1998


Item 5.  Other Events
---------------------

   On April 22, 1998, the Board of Directors of Columbia Banking System, Inc., Tacoma, Washington ("CBSI"), declared a three shares for two stock split payable on May 20, 1998, to shareholders of record on May 6, 1998. This is the first stock split declared by CBSI since its initial public offering in June 1992.

   A copy of CBSI's News Release containing the announcement of the stock split is attached as an exhibit to this repport.

   Also on April 22, 1998, CBSI's Board of Directors appointed J. James Gallagher as Vice Chairman and a member of the Board. Mr. Gallagher will be responsible for strategic planning, mergers and acquisitions, and legal and regulatory compliance. He will join Executive Vice Presidents Melanie Dressel and H.R. Russell as the executive managers of CBSI, reporting directly to Chairman and Chief Executive Officer, W.W. Philip. Mr. Gallagher is currently a principal in the law firm of Gordon, Thomas, Honeywell, Malanca, Peterson & Daheim, PLLC, located in Tacoma, Washington. Mr. Gallagher has practiced law in the Pacific Northwest for 30 years and has represented large and small financial institutions throughout the Northwest, including CBSI and the former Puget Sound Bancorp. Mr. Philip noted that Mr. Gallagher's appointment clearly signifies CBSI's intent and strong desire to continue to develop as an independent entity with a significant presence in the State of Washington.

   A copy of CBSI's News Release containing the announcement of Mr. Gallagher's appointment is attached as an exhibit to this report.

   CBSI's common stock trades on the Nasdaq National Market tier of The Nasdaq Stock Market under the symbol "COLB".

Item 7.  Financial Statements and Exhibits
------------------------------------------

        (a)  Financial statements - not applicable.

        (b)  Pro forma financial information - not applicable.

        (c)  Exhibits:

        (20) News releases issued by Columbia Banking System, Inc. dated April 22, 1998.

                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBIA BANKING SYSTEM, INC.
                                        (Registrant)


Date:  May 1, 1998          By:    /s/ W.W. Philip
                               -----------------------------------------
                                       W.W. Philip, Chairman,
                                       President and Chief Executive
                                       Officer

                                 Exhibit (20)

                            (Columbia Banking System
                             letterhead appears here)



                                                      FOR IMMEDIATE RELEASE
                                                      April 22, 1998


Contacts: W. W. Philip, Chairman and Chief Executive Officer, (253) 305-1993
          Kristen Kopay, Corporate Communications, (253) 305-1965


                           COLUMBIA BANKING SYSTEM
                        ANNOUNCES 3 FOR 2 STOCK SPLIT


TACOMA, Washington---W. W. Philip, Chairman and Chief Executive Officer of Columbia Banking System, Inc. (Nasdaq: COLB) has declared a three shares for two stock split payable on May 20, 1998, to shareholders of record on May 6, 1998. The announcement was made at today's Annual Meeting of Shareholders. This marks the first stock split since the Company's initial public offering in June 1992.

   Philip noted that, "in order to conserve capital for Columbia's continued growth and expansion, we have declared this three for two split in lieu of a cash dividend."

   Columbia Banking System is a Tacoma, Washington-based bank holding company which operates Columbia Bank, a state-chartered full-service commercial bank with 23 branch offices in Pierce, King and Cowlitz counties.

                                    ###

1102 Broadway Plaza (98402) * P.O. Box 2156 * Tacoma, Washington 98401-2156
(253) 305-1900 * Fax (253) 272-2807

<page)


                          (Columbia Banking System
                           letterhead appears here)


                                                     FOR IMMEDIATE RELEASE
                                                     April 22, 1998


Contacts:  Kristen Kopay, Corporate Communications, (253) 305-1965


                        COLUMBIA BANKING SYSTEM ANNOUNCES
                   APPOINTMENT OF VICE CHAIRMAN OF THE BOARD


TACOMA, Washington---W. W. Philip, Chairman and Chief Executive Officer of Columbia Banking System, Inc. (Nasdaq: COLB) today announced that the Board of Directors has appointed J. James Gallagher as Vice Chairman and a member of the Board. Mr. Gallagher will be responsible for strategic planning, mergers and acquisitions, and legal and regulatory compliance. He will join Executive Vice Presidents Melanie Dressel and H. R. Russell as the executive managers of the Company reporting directly to Mr. Philip. Mr. Gallagher will assume his duties July 1, 1998.

   Gallagher is currently a principal in the law firm of Gordon, Thomas, Honeywell, Malanca, Peterson & Daheim, PLLC, and heads the financial institution practice of that firm. He is 59 years of age and has practiced law in the Pacific Northwest for 30 years with an emphasis on bank regulatory matters, mergers and acquisitions, and securities compliance. His practice has included representation of large and small financial institutions throughout the Northwest, including the former Puget Sound Bancorp. Prior to practicing law, he was with the Office of the United States Comptroller of the Currency, the administrator of national banks in Washington, D.C.

   Gallagher received his undergraduate degree from Georgetown University and his law degree from Catholic University of America, both in Washington, D.C.

   "Jim Gallagher has been closely associated with Columbia Banking System as legal counsel, and we are very pleased that he will now join us as Vice Chairman," said W. W. Philip. He further noted that, "Jim has a thorough knowledge of banking, a long time association with the senior executives of this Company and expertise that will help

Columbia Bank continue its rapid growth and geographic expansion. We think he is uniquely qualified to help us achieve these goals while continuing to deliver strong customer service and sound asset quality. He will work closely with Melanie Dressel and Hal Russell who will continue to lead the retail and commercial functions of the Bank.

   "Jim's appointment as a senior executive of the Company clearly signifies our intent and strong desire to continue to develop Columbia Bank as an independent entity that will have a significant presence in the state of Washington."

   Active in civic affairs for the Tacoma-Pierce County community, Gallagher is currently a member of the Executive Committee of the Economic Development Board of Tacoma-Pierce County and recently served as a member of the Board of the Tacoma-Pierce County Chamber of Commerce. He also serves on the Board of MultiCare Health System, the parent for Tacoma General, Mary Bridge Children's and Allenmore hospitals.

   Columbia Banking System is a Tacoma, Washington-based bank holding company which operates Columbia Bank, a state-chartered full-service commercial bank with 23 branch offices in Pierce, King and Cowlitz counties.

                                    ###



1102 Broadway Plaza (98402) * P.O. Box 2156 * Tacoma, Washington 98401-2156
(253) 305-1900 * Fax (253) 272-2807